Exhibit 99.4

LIBERTY GLOBAL, INC.,

UNITEDGLOBALCOM, INC.

AND

THE BANK OF NEW YORK

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of June 15, 2005

to

INDENTURE

Dated as of April 6, 2004

1 3/4% Convertible Senior Notes Due April 15, 2024

i

SECOND SUPPLEMENTAL INDENTURE, dated as of June 15, 2005 (this “Second Supplemental Indenture”), among LIBERTY GLOBAL, INC., a Delaware corporation (“Liberty Global”), having its principal office at 12300 Liberty Boulevard, Englewood, Colorado 80112, UNITEDGLOBALCOM, INC., a Delaware corporation (herein called the “Company”), having its principal office at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the “Trustee”).

WITNESSETH:

WHEREAS, the Company has executed and delivered to the Trustee that certain Indenture, dated as of April 6, 2004 (the “Original Indenture”), pursuant to which the Company’s 1 3/4% Convertible Senior Notes due April 15, 2024 in the principal amount of €500,000,000 were issued;

WHEREAS, the Company has executed and delivered to the Trustee that certain First Supplemental Indenture, dated as of May 24, 2005 (the “First Supplemental Indenture”), pursuant to which, among other things, the Original Indenture was amended and supplemented in accordance with the terms thereof (such Original Indenture as amended and supplemented by the First Supplemental Indenture is herein called the “First Amended Indenture”);

WHEREAS, subject to and in compliance with the terms of the First Amended Indenture, a Holder of a Security, at such Holder’s option during the periods specified in the First Amended Indenture and the Securities, could convert the principal amount of such Holder’s Security into, at the Company’s option, either (i) shares of Class A Common Stock of the Company, (ii) cash in euro or (iii) a combination of cash and such shares;

WHEREAS, at the Second Supplemental Indenture Effective Time (as such term is defined in Article V hereof), pursuant to an Agreement and Plan of Merger, dated January 17, 2005 (the “Merger Agreement”), among Liberty Global (f/k/a New Cheetah, Inc.), Liberty Media International, Inc., a Delaware corporation (“LMI”), the Company, Cheetah Acquisition Corp. and Tiger Global Acquisition Corp., a Delaware corporation (“UGC Merger Sub”), among other things, UGC Merger Sub will be merged with and into the Company (the “UGC Merger”), with the Company to be the surviving corporation, and in connection with and at the Effective Time (as such term is defined in the Merger Agreement) of the UGC Merger, the Company will become a wholly-owned subsidiary of Liberty Global, and the separate existence of UGC Merger Sub will cease;

WHEREAS, under the Merger Agreement, holders of shares of Class A Common Stock, other than LMI and its wholly owned subsidiaries, are being provided the right to elect to receive in the UGC Merger, in exchange for each of their shares of Class A Common Stock, either (i) 0.2155 of a share of Series A common stock, par value $.01 per share (the “Series A Common Stock”), of Liberty Global (plus cash in lieu of any fractional share interest) or (ii) U.S. $9.58 in cash, without interest (subject to proration on the terms set forth in the Merger Agreement), with each non-electing stockholder (a “Non-Electing Stockholder”) receiving 0.2155 of a share of Series A Common Stock (plus cash for any fractional share interest) for each share of Class A

Common Stock held by them at the Effective Time (as such term is defined in the Merger Agreement);

WHEREAS, Section 12.12 of the First Amended Indenture provides that in the case of any merger pursuant to which the Class A Common Stock is to be converted to cash, securities or other property which includes cash, securities or other property of another Entity, the Company and such other Entity shall execute with the Trustee a supplemental indenture which shall contain (i) provisions providing for each Security to be convertible into the kind and amount of cash, securities or other property receivable upon such merger by the holder of a number of shares of Class A Common Stock issuable upon conversion of such Security immediately prior to such merger, assuming such holder of Class A Common Stock was a Non-Electing Holder and (ii) such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary; and

WHEREAS, the Company and Liberty Global are entering into this Second Supplemental Indenture with the Trustee in compliance with Sections 9.1 and 12.12 of the First Amended Indenture;

NOW, THEREFORE, each party agrees as follows for the benefit of each of the other parties to this Second Supplemental Indenture and for the equal and ratable benefit of the Holders of the Securities:

ARTICLE I
DEFINED TERMS

          All capitalized terms that are defined in this Second Supplemental Indenture shall have the meanings assigned to them herein. All capitalized terms used in this Second Supplemental Indenture that are not otherwise defined in this Second Supplemental Indenture have the meanings assigned thereto in the First Amended Indenture.

ARTICLE II
AMENDMENTS

Section 2.1 Concerning Definitions.

          (a) For all purposes of the Indenture, this Second Supplemental Indenture and the Securities, the definitions of the following terms set forth in Section 1.1 of the First Amended Indenture are amended and restated to read in full as follows:

“Conversion Price” has the meaning specified in the Securities, as adjusted from time to time in accordance with this Indenture. As of the Second Supplemental Indenture Effective Time, the Conversion Price specified in the Securities is adjusted to €45.2719 per share in accordance with Section 12.12, and shall remain €45.2719 per share until adjusted in accordance with this Indenture.

“Event Record Date,” for purposes of Article Twelve, means, with respect to any dividend, distribution, issuance or other transaction or event in which the holders of Series A Common Stock have the right to receive any cash, securities or other property or in which the Series A Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors of Liberty Global or by statute, contract or otherwise).

“Indenture” means this instrument as originally executed, as supplemented and amended by the First Supplemental Indenture and the Second Supplemental Indenture, and as it may from time to time be supplemented or amended by one or more other indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

“Trading Day” means a day during which trading in securities generally occurs on the Nasdaq National Market (or, if the Series A Common Stock is not quoted on the Nasdaq National Market, on the principal other market on which the Series A Common Stock is then traded), other than a day on which a material suspension of or limitation on trading is imposed that affects either the Nasdaq National Market (or, if applicable, such other market) in its entirety or only the shares of Series A Common Stock (by reason of movements in price exceeding limits permitted by the relevant market on which the shares are traded or otherwise) or on which the Nasdaq National Market (or, if applicable, such other market) cannot clear the transfer of shares of Series A Common Stock due to an event beyond Liberty Global’s control.

“Volume Weighted Average Price” of one share of Series A Common Stock on any Trading Day means the volume weighted average price of one share of Series A Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg Page LBTYA <equity> AQR in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on that Trading Day (or if such volume weighted average price is not available, the market value of one share of Series A Common Stock on such Trading Day as the Company determines in good faith using a volume weighted method).

          (b) For all purposes of the Indenture and the Securities, Section 1.1 of the First Amended Indenture is amended by adding the following defined terms:

“First Supplemental Indenture” means the First Supplemental Indenture, dated as of May 24, 2005, between the Company and the Trustee.

“Liberty Global” means Liberty Global, Inc., a Delaware corporation, until a successor Person shall have become such whether by consolidation or merger of Liberty Global, Inc. with, or sale, lease, conveyance or transfer of all or substantially all of Liberty Global, Inc.’s assets to, another Person, and thereafter “Liberty Global” shall mean such successor Person.

“Second Supplemental Indenture” means the Second Supplemental Indenture, dated as of June 15, 2005, among Liberty Global, the Company and the Trustee.

“Second Supplemental Indenture Effective Time” means the Second Supplemental Indenture Effective Time as such term is defined in Article V of the Second Supplemental Indenture.

“Series A Common Stock” means the Series A common stock, par value $.01 per share, of Liberty Global, as it exists on the date of the Second Supplemental Indenture and any shares of any class or classes of capital stock of Liberty Global resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of Liberty Global and which are not subject to redemption by Liberty Global; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion or purchase of Securities shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          (c) Except for the reference to Class A Common Stock in Section 12.5(a)(5)(A)(ii) of the First Amended Indenture, all references to “Class A Common Stock” in the First Amended Indenture, including all exhibits attached thereto, which in accordance with Section 1.14 of the First Amended Indenture are part thereof, shall be deemed to be deleted and the term “Series A Common Stock” shall be deemed to be substituted therefor.

          (d) For avoidance of doubt, the terms “Company” and “Trustee” as set forth in Section 1.1 of the First Amended Indenture are not amended by this Second Supplemental Indenture.

Section 2.2 Concerning Conversion.

          (a) Liberty Global hereby expressly agrees to become a co-obligor with the Company with respect to the Conversion Obligation under the Indenture; provided, that Liberty Global shall not have any responsibilities or obligations as to the Conversion Obligation, or have any other obligations or responsibilities under the Indenture, except to the extent expressly set forth in this Second Supplemental Indenture.

          (b) Article Twelve of the First Amended Indenture is amended as follows:

                    (1) Section 12.1(a)(4) of the First Amended Indenture is amended by deleting the first two references therein to the term “the Company” and substituting therefor the term “Liberty Global.”

                    (2) Section 12.1(a)(5) of the First Amended Indenture is amended and restated to read in full as follows:

     (5)(A)(i) on or prior to January 16, 2005 and on or after the Second Supplemental Indenture Effective Time, Liberty Global became or becomes a party to a consolidation, merger, binding share exchange or sale of all or substantially all of its assets, in each case, pursuant to which the Series A Common Stock would be converted into cash, securities or other property unless at least 90% of the consideration (excluding cash payments for fractional share interests and cash payments pursuant to dissenters’ rights) in such transaction consists of Common Stock, American Depositary Shares or other certificates representing Equity Interests traded on a United States national securities exchange or quoted on the Nasdaq Stock Market, or will be so traded or quoted when issued or exchanged in connection with such transaction, and as a result of such transaction or transactions the Securities become convertible into such publicly traded securities or (ii) on or after January 17, 2005 and on or prior to June 29, 2005, the Company became or becomes a party to a consolidation, merger, binding share exchange or sale of all or substantially all of its assets, in each case, pursuant to which the Class A Common Stock could be converted into cash, securities or other property and (B) the Holder has surrendered the Holder’s Securities for conversion within the time period specified in Section 12.1(b)(4).

                    (3) The first two sentences of Section 12.1(b)(3) of the First Amended Indenture are amended and restated to read in full as follows:

In the case of a distribution described under Section 12.1(a)(4), Liberty Global or the Company shall notify Holders of Securities at least 20 days prior to the earlier of the Event Record Date and the Ex-Dividend Date for such distribution (the “Distribution

Notice”). After Liberty Global or the Company has given the Distribution Notice, Holders may surrender their Securities for conversion, in whole or in part, at any time until the close of business on the earlier of the Business Day immediately prior to the Event Record Date and the date of Liberty Global’s announcement that such distribution will not take place.

                    (4) The first two sentences of Section 12.1(b)(4) of the First Amended Indenture are amended and restated to read in full as follows:

In the case of a transaction described under Section 12.1(a)(5), Liberty Global or the Company will notify Holders at least 20 days prior to the anticipated effective date of such transaction (the “Merger Notice”). After Liberty Global or the Company has given the Merger Notice, Holders may surrender Securities for conversion at any time from and after the open of business on the day 15 days prior to the anticipated effective date of the transaction until the close of business on the earlier of the effective date of the transaction and the date of Liberty Global’s announcement that the transaction will not take place.

                    (5) The first sentence of Section 12.2(a) of the First Amended Indenture is amended and restated to read in full as follows:

In order to exercise the conversion right with respect to any interest in Securities represented by Global Securities, Participants of the Clearing Systems shall complete the appropriate instruction form for conversion pursuant to the Common Depositary’s book-entry conversion program, furnish appropriate endorsements and transfer documents if required by Liberty Global, the Company, the Trustee or the Conversion Agent, and pay the funds, if any, required by this Section 12.2 and any transfer taxes if required pursuant to Section 12.7.

                    (6) Section 12.2(a)(3) of the First Amended Indenture is amended and restated to read in full as follows:

(3) furnish appropriate endorsement and transfer documents if required by Liberty Global or the Company;

                    (7) The second sentence of the paragraph next following clause (4) of Section 12.2(a) of the First Amended Indenture is amended and restated to read in full as follows:

All such Securities surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the Holder of such Securities, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to

Liberty Global or the Company duly executed by, the Holder or the Holder’s duly authorized attorney.

                    (8) Section 12.3(a)(1) of the First Amended Indenture is amended and restated to read in full as follows:

If the Company elects to satisfy the Conversion Obligation entirely in shares of Series A Common Stock, then Liberty Global shall issue and the Company shall deliver to the Holder a number of shares of Series A Common Stock equal to the aggregate principal amount of the Securities to which the Holder has exercised the Holder’s conversion privilege pursuant to this Article divided by the Conversion Price on the Conversion Date (“Share Settlement”).

                    (9) The first sentence of Section 12.3(c) of the First Amended Indenture is amended and restated to read in full as follows:

Subject to compliance with any restrictions on transfer, if shares of Series A Common Stock are issuable on conversion and are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the Securities (or portion thereof) so converted), Liberty Global shall issue and the Company shall deliver to such Holder at the office of the Conversion Agent, a certificate or certificates for the number of full shares of Series A Common Stock issuable upon the conversion of such Securities or portion thereof in accordance with the provisions of this Article (unless the Holder holds Securities in book-entry form with the Clearing Systems, then the shares of Series A Common Stock shall be delivered in accordance with the customary practices of the Clearing Systems) and the Company shall deliver a check or cash in respect of any fractional interest in respect of a share of Series A Common Stock arising upon such conversion, as provided in Section 12.4.

                    (10) The second paragraph of Section 12.3(c) of the First Amended Indenture is amended by deleting all references therein to the term “the Company” and substituting therefor the term “Liberty Global.”

                    (11) Section 12.3(d) of the First Amended Indenture is amended and restated to read in full as follows:

(d) Except as otherwise provided in Section 12.5, neither Liberty Global nor the Company shall make any payment or other adjustment for dividends on any Series A Common Stock issued upon conversion of the Securities.

                    (12) The first sentence of Section 12.4 of the First Amended Indenture is amended and restated to read in full as follows:

Liberty Global will not issue, and the Company will not deliver, fractional shares of Series A Common Stock upon conversion of Securities.

                    (13) Sections 12.5(a) and 12.5(b) and the first paragraph of Section 12.5(c) of the First Amended Indenture are amended by deleting all references therein to the term “the Company” and substituting therefor the term “Liberty Global.”

                    (14) The first sentence of Section 12.5(d)(1) (but not clause (A) thereof) and the first sentence of Section 12.5(d)(2) of the First Amended Indenture are amended by deleting all references therein to the term “the Company” and substituting therefor the term “Liberty Global.”

                    (15) The first sentence of Section 12.5(f) of the First Amended Indenture is amended by deleting the first reference therein to the term “the Company” and substituting therefor the term “Liberty Global,” and the third sentence of Section 12.5(f) of the First Amended Indenture is amended by deleting all references therein to the term “the Company” and substituting therefor the term “Liberty Global.”

                    (16) Section 12.5(g)(4) of the First Amended Indenture is amended and restated to read in full as follows:

(4) In any case in which this Section 12.5 provides that an adjustment shall become effective immediately after an Event Record Date for an event, the Company may defer until the occurrence of such event (A) Liberty Global issuing and the Company delivering to the Holder of any Securities converted after such Event Record Date and before the occurrence of such event the additional shares of Series A Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Series A Common Stock issuable upon such conversion before giving effect to such adjustment and (B) the Company paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 12.4.

                    (17) Sections 12.5(g)(5), 12.6(c) and 12.8 of the First Amended Indenture are amended by deleting all references therein to the term “the Company” and substituting therefor the term “Liberty Global.” The section heading for Section 12.8 and the corresponding reference in the Table of Contents of the First Amended Indenture are amended by deleting the references therein to the term “Company” and substituting therefor the term “Liberty Global.”

                    (18) Section 12.10 of the First Amended Indenture is amended by deleting the term “Company’s” (immediately preceding the term “Conversion Obligation”) therefrom.

                    (19) Clauses (a), (b), (c) and (d) of Section 12.11 (but not the paragraph immediately succeeding clause (d)) of the First Amended Indenture are amended by deleting all references therein to the term “the Company” and substituting therefor the term “Liberty Global.”

                    (20) Section 12.12 of the First Amended Indenture is amended and restated to read in full as follows:

Section 12.12 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Right. In case of:

     (a) any reclassification or change of shares of Series A Common Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 12.5(b));

     (b) any consolidation, merger or binding share exchange to which Liberty Global is a party other than a merger in which Liberty Global is the continuing Entity and which does not result in any reclassification of, or change (other than in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 12.5(b)) in outstanding shares of Series A Common Stock; or

     (c) any sale or conveyance of all or substantially all of the assets of Liberty Global,

in each case, pursuant to which the Series A Common Stock is converted to cash, securities or other property; then (1) from and after the effective time of such reclassification, change, consolidation, merger, binding share exchange or sale, the right to convert the Securities into Series A Common Stock shall be changed into the right to convert the Securities into the kind and amount of cash, securities or other property that the Holders would have received if they had converted their Securities immediately prior to such reclassification, change, consolidation, merger, binding share exchange or sale and (2) the Company and Liberty Global or the successor or purchasing Entity, as the case may be, shall execute with the Trustee a supplemental indenture providing that such Securities shall be convertible into the kind and amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange or sale by holders of a number of shares of Series A Common Stock issuable upon conversion of their Securities immediately prior to such reclassification, change, consolidation, merger, binding share exchange or sale, assuming such holder of Series A Common Stock did not exercise his rights of election, if any, as to the kind or amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange or sale (provided, that if the kind or amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange or sale is not the same for each share of Series A Common Stock in respect of which such rights of election shall not have been exercised (“nonelecting share”), then for the purposes of this Section 12.12, the kind and amount of cash, securities or other property receivable upon such reclassification, change, consolidation, merger, binding share exchange or sale for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such reclassification, change, consolidation, merger, binding share exchange or sale, the cash, securities or other property receivable thereupon by a holder of Series A Common Stock includes cash, securities or other property of an Entity other than the successor or purchasing Entity, as the case may be, in such reclassification, change, consolidation, merger, binding share exchange or sale, then such supplemental indenture shall also be executed by such other Entity and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing.

     In the event a supplemental indenture shall be executed pursuant to this Section 12.12, the Company shall promptly file with the Trustee (1) an Officers’ Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or other property receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, binding share exchange or sale, any adjustment to be made with respect thereto and that all conditions precedent have been complied with and (2) an Opinion of Counsel that all conditions precedent in respect thereto have been complied with. The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, in the manner provided in Section 1.5, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture. The above provisions of this Section 12.12 shall similarly apply to successive reclassifications, changes, consolidations, mergers, binding share exchanges and sales. If this Section 12.12 applies to any event or occurrence, Section 12.5 shall not apply.

                    (21) The first sentence of the first paragraph of Section 12.13 of the First Amended Indenture is amended and restated to read in full as follows:

The Trustee or any other Conversion Agent shall have no duty to determine when an adjustment under this Article should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers’ Certificate including the Officers’ Certificate with respect thereto which the Company is obligated to file with the Trustee and the Conversion Agent pursuant to Section 12.12.

Section 2.3 Concerning Option to Require Purchase.

            (a) The first sentence of Section 13.3(d) of the First Amended Indenture is amended and restated to read in full as follows:

Subject to compliance with any restrictions on transfer, if shares of Series A Common Stock are issued in respect of the payment of the Change of Control Purchase Price and are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the Securities (or portion thereof) so purchased), Liberty Global shall issue and the Company shall deliver to such Holder at the office of the Paying Agent or the office or agency referred to in Section 10.2, a certificate or certificates for the number of full shares of Series A Common Stock issuable upon the purchase of such Securities or portion thereof in accordance with the provisions of this Article (unless the Holder holds Securities in book-entry form with the Clearing Systems, then the shares of Series A Common Stock shall be delivered in accordance with the customary practices of the Clearing Systems) and the Company shall deliver a check or cash in respect of any fractional interest in respect of a share of Series A Common Stock arising upon such purchase, as provided in Section 13.6.

            (b) The second paragraph of Section 13.3(d) of the First Amended Indenture is amended by deleting the second and third references therein to the term “the Company” and substituting therefor the term “Liberty Global.”

            (c) The first sentence of Section 13.3(f)(2) of the First Amended Indenture is amended by deleting the term “The Company” therein and substituting therefor the term “Liberty Global.”

            (d) The first sentence of Section 13.6 of the First Amended Indenture is amended and restated to read in full as follows:

Liberty Global will not issue and the Company will not deliver fractional shares of Series A Common Stock in payment of the Change of Control Purchase Price.

Section 2.4 Concerning Form of Securities.

          The first sentence of paragraph 4 of the Form of Securities attached as Exhibit A to the First Amended Indenture is amended and restated to read in full as follows:

The Company issued the Securities under an Indenture, dated as of April 6, 2004, between the Company and the Trustee (such Indenture as it may from time to time be supplemented or amended, including without limitation pursuant to the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”).

ARTICLE III
CONCERNING UGC MERGER

Section 3.1 Representations Concerning the UGC Merger.

          The Company hereby represents that it is the continuing entity and that no Default or Event of Default exists or shall occur immediately after giving effect to the UGC Merger.

Section 3.2 Officers’ Certificate and Opinion of Counsel.

          Concurrently with the execution and delivery of this Second Supplemental Indenture, the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel as required by Sections 8.1, 9.3 and 12.12 of the First Amended Indenture.

ARTICLE IV
CONCERNING THE TRUSTEE

Section 4.1 Terms and Conditions.

          The Trustee accepts this Second Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the First Amended Indenture, as modified by this Second Supplemental Indenture.

Section 4.2 No Responsibility.

          The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Second Supplemental Indenture or the proper authorization or the due execution hereof by

Liberty Global or the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company, as the case may be.

ARTICLE V
EFFECTIVE TIME; EFFECT OF EXECUTION AND DELIVERY

     Notwithstanding the execution and delivery of this Second Supplemental Indenture on the date hereof, the amendments to the First Amended Indenture set forth in Article II of this Second Supplemental Indenture shall not become effective unless and until the Effective Time (as such term is defined in the Merger Agreement) of the UGC Merger occurs (the date and time of such Effective Time is herein called the “Second Supplemental Indenture Effective Time”). From and after the Second Supplemental Indenture Effective Time and without any further notice or action on the part of Liberty Global, the Company, the Trustee, any Holder or any other Person, (i) the First Amended Indenture shall be deemed to be modified in accordance with the amendments set forth in Article II of this Second Supplemental Indenture, (ii) this Second Supplemental Indenture shall form a part of the Indenture for all purposes, (iii) except as expressly modified by this Second Supplemental Indenture, the First Amended Indenture shall continue in full force and effect, (iv) the Securities shall continue to be governed by the First Amended Indenture, as modified by this Second Supplemental Indenture and (v) every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound by the First Amended Indenture, as modified by this Second Supplemental Indenture. Without limiting the generality of the foregoing, each outstanding Security shall be deemed modified and amended as set forth in the First Amended Indenture, as modified by this Second Supplemental Indenture.

ARTICLE VI
OBLIGATIONS UNDER THE INDENTURE

     Notwithstanding anything to the contrary in the First Amended Indenture, this Second Supplemental Indenture or the First Amended Indenture, as modified by this Second Supplemental Indenture, (i) all obligations for payment of principal of, or premium, if any, interest, Liquidated Damages, if any, Change of Control Purchase Price, Conversion Obligation, Put Price or Redemption Price due to be paid on, the Securities shall remain solely the obligations of the Company and (ii) any requirement to provide notices, make announcements or file documents with the Trustee in Article Twelve or Thirteen of the First Amended Indenture, as modified by this Second Supplemental Indenture, shall remain the responsibility of the Company, and Liberty Global shall not be responsible for such notices, announcements or filings. Liberty Global has executed this Second Supplemental Indenture only for the purpose of confirming its obligation to issue Series A Common Stock upon the conversion of Securities as set forth herein, and Liberty Global neither has nor assumes any obligations for payment of principal of, or premium, if any, interest, Liquidated Damages, if any, Change of Control Purchase Price, Conversion Obligation, Put Price or Redemption Price due to be paid on, the Securities or any other obligations under the Indenture, this Second Supplemental Indenture or the First Amended Indenture, as modified by this Second Supplemental Indenture.

ARTICLE VII
MISCELLANEOUS PROVISIONS

Section 7.1 Headings Descriptive.

          The Article and Section headings in this Second Supplemental Indenture are for convenience only and shall not affect the construction of this Second Supplemental Indenture.

Section 7.2 Rights and Obligations of the Trustee.

          All of the provisions of the First Amended Indenture with respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this Second Supplemental Indenture as fully and with the same effect as if set forth herein in full.

Section 7.3 Successors and Assigns.

          All covenants and agreements in this Second Supplemental Indenture by the Company or Liberty Global shall bind its respective successors and assigns, whether so expressed or not.

Section 7.4 Separability Clause.

          In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.5 Counterparts.

          This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 7.6 Governing Law.

          THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B), AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Section 7.7 Conflict with Trust Indenture Act.

          If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with any provision which is required or deemed to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control. If any provision of this Second

Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Second Supplemental Indenture as so modified or excluded, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

LIBERTY GLOBAL, INC.

By:	/s/ Elizabeth M. Markowski

Name:	Elizabeth M. Markowski
Title:	Senior Vice President

UNITEDGLOBALCOM, INC.

By:	/s/ Michael T. Fries

Name:	Michael T. Fries
Title:	President and Chief Executive Officer

THE BANK OF NEW YORK

By:	/s/ Michael Pitfick

Name:	Michael Pitfick
Title:	Vice President